                        OPTION CERTIFICATE AND AGREEMENT

          This Option Certificate and Agreement ("Certificate"), dated as of March 8, 1996, certifies that Ultrafem, Inc., a Delaware corporation ("Ultrafem") was granted to GARY NORDMANN (the "Option Holder") an option ("Option") to purchase the following number of shares ("Option Shares") of Ultrafem's $.001 par value Common Stock (the "Common Stock"). The grant of this Option is expressly subject to the approval of the Board of Directors of Ultrafem of the Employment Agreement, presently contemplated to be dated as of April 1, 1996, between Ultrafem and the Option Holder.


     Address of Option Holder:     15 Lloyd Harbor Road
                                   Huntington, NY 11743

     Number of Option Shares:      30,000 with an Exercise Price of $10.50

     Option Expiration Date:       Ten years, except as provided below.

This Option shall become exercisable in installments as follows: 33 1/3% upon the shipment, on or prior to August 4, 1996, of a quantity of Instead-Registered Trademark- (as determined by Senior Vice President of Sales and Marketing and approved by the Chief Executive Officer of Ultrafem) into designated markets;
33 1/3% upon the successful completion (as determined by the Senior Vice President of Manufacturing and Product Development and approved by the Chief Executive Officer of Ultrafem) of the building-out (and the implementation of structure for) Ultrafem's Missoula plant to "full capacity" (defined as two semi-automated lines and one fully automated line running 3 shifts at an 80% efficiency rate), including, without limitation, the development of the following functions/systems: distribution, human resources, customer service, operating systems, accounts receivable and manufacturing; 33 1/3% upon the successful development (as determined by the Senior Vice President of Manufacturing and Product Development and approved by the Chief Executive Officer of Ultrafem) of the following strategic plans (x) a Master Plan for completing distribution for the balance of the United States, (y) a Master Plan for Medical Products, and (z) a Master Plan for International Strategic Alliances.

Notwithstanding the foregoing, this Option shall become fully vested six (6) months prior to the expiration of the term of the Employment Agreement, dated as of April 1, 1996, between Ultrafem and the Option Holder, provided that such Employment Agreement was not previously terminated by Ultrafem for Due Cause (as defined therein).

Ultrafem has duly adopted the 1990 Stock Option Plan of Ultrafem, Inc. (the "Plan"), the terms of which are hereby incorporated by reference. In the case of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan shall be controlling. A copy of the Plan will be made available for inspection during normal business hours at the principal office of Ultrafem.

The Option may be exercised only by delivery by registered or certified mail to Ultrafem at its principal office of (1) written notice, signed by the Option Holder, of exercise in form and substance identical to Exhibit I attached hereto stating the number of Option Shares then being purchased; (2) payment of the aggregate Exercise Price such payment shall be in the form of (A) certified (unless such certification is waived by Ultrafem) check payable to the order of Ultrafem, Inc. or cash in the amount of the Exercise Price for such Option Share; (B) certificates duly endorsed for transfer (with all transfer taxes paid or provided for) evidencing a number of shares of Common Stock of Ultrafem of which the aggregate Fair Market Value (as defined below) on the date of exercise is equal to the aggregate Option Exercise Price of the Option Shares being purchased, or (C) a combination of these methods of payment; and (3) an executed investment letter in form and substance substantially identical to Exhibit II attached hereto. Delivery of said notice and such documentation shall constitute an irrevocable election of the Option Holder to purchase the Option Shares specified in said notice, and the date on which Ultrafem receives said notice and documentation shall be the date as of which the Option Shares so purchased shall be deemed to have been issued. Ultrafem shall issue and deliver to the Option Holder a stock certificate or certificates evidencing the Option Shares so purchased. The term "Fair Market Value" shall mean (i) if the shares of Common Stock are listed on a registered securities exchange or quoted on the National Market System, the closing price per share of Common Stock on such date (or, if there was no trading reported on such date, on the next preceding day on which there was trading reported); (ii) if the shares of Common Stock are not listed on a registered securities exchange and not quoted on the National Market System, but the bid and asked prices per share of Common Stock are provided by NASDAQ, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked price per share of Common Stock on such date (or, if there was no trading in the shares of Common Stock on such date, on the next preceding day on which there was trading) as provided by such organization; and (iii) if the shares of Common Stock are not traded on a registered securities exchange and not quoted on the National Market System and the bid and asked price per share of the shares of Common Stock are not provided by NASDAQ, the National Quotation Bureau Incorporated or any similar organization, as determined by the Board of Directors of Ultrafem (the "Board") or a committee thereof in good faith.

The Option Holder agrees not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Option Shares unless and until all of the following have occurred: (i) the Option Shares are disposed of pursuant to and in conformity with an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or the Option Holder delivers to Ultrafem a written opinion of counsel, satisfactory to Ultrafem and its counsel, to the effect that the proposed disposition is exempt from the registration and prospectus delivery requirements of that Act; and (ii) the Option Holder delivers to Ultrafem a written opinion of counsel, satisfactory in form and substance to Ultrafem and its counsel, to the effect that the proposed disposition will not result in a violation of the securities laws of any state in the United States. Any attempted transfer and breach of this paragraph shall be null and void, and of no force or effect whatsoever.

          Subject to any required action by the stockholders of Ultrafem:

     (i) if outstanding shares of Ultrafem's Common Stock (the "Outstanding Shares") shall be divided into a greater number of Outstanding Shares or a dividend in shares of Common Stock shall be paid in respect of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely if the Outstanding Shares shall be combined into a smaller number of Outstanding Shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased;

    (ii) when any adjustment is required to be made in the Exercise Price, the number of Option Shares purchasable upon the exercise of the Option shall be changed and the number determined by dividing (A) an amount equal to the number of Option Shares purchasable on the exercise of the Option immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (B) the Exercise Price in effect immediately after such adjustment;

   (iii) in case of any capital reorganization, any reclassification of the shares of Common Stock (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares of Common Stock), or a consolidation or merger of Ultrafem with another person where Ultrafem is the surviving corporation (collectively referred to as "Reorganizations"), the Option Holder shall thereafter be entitled to purchase the kind and number of shares of stock or other securities or property of Ultrafem receivable upon such Reorganization by a stockholder holding the number of Option Shares which the Option entitles the Option Holder to purchase from Ultrafem prior to such Reorganization; and in any case appropriate adjustment shall be made in the application of the provisions of this Certificate to the end that the provisions set forth herein (including the specified changes and other adjustments to the Exercise Price) shall thereafter apply to any Option Shares or other property thereafter purchasable upon exercises of the Option;

    (iv) a dissolution or liquidation of Ultrafem, or a merger or consolidation in which Ultrafem is not the surviving corporation, shall cause the Option to terminate, except as otherwise provided herein in the event of a Change of Control (as defined herein). The Option Holder may, in such event, exercise at any time during a ten-day period ending on the fifth day prior to such dissolution or liquidation, or merger or consolidation in which Ultrafem is not the surviving corporation, the Option in whole or in part; PROVIDED, however, that if such merger or consolidation is to be consummated in whole or in part by the tender of shares of Common Stock to the surviving corporation, the Option Holder agrees to tender the Option Shares received upon exercise of the Option to the surviving corporation on the same terms and subject to the same conditions as are applicable to other stockholders of Ultrafem who are tendering their shares of Common Stock;

     (v) to the extent that the foregoing adjustments relate to stock or securities of Ultrafem, such adjustments shall be made by the Board of Directors of Ultrafem and its determination shall be final, binding and conclusive;

    (vi) the adjustments described in the foregoing paragraphs (i) through (v) shall constitute the sole and exclusive adjustments to be made to the Option, or the number of or Exercise Price of the Option Shares, with respect to any of the events described in those paragraphs; and

   (vii) the grant of the Option shall not affect in any way the right or power of Ultrafem to make adjustments, reclassification, reorganizations or changes in its capital or business structure, or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

          For purposes of this Certificate, a "Change in Control" of Ultrafem occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than Audrey Contente is or becomes the beneficial owner, directly or indirectly, of securities of Ultrafem representing 25% or more of the combined voting power of Ultrafem's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of Ultrafem or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above. In the event of a Change in Control of Ultrafem, the Board or the Committee (as defined in the Plan), in its discretion, may determine that, upon the occurrence of a Change in Control, this Option shall terminate within a specified number of days after notice to the Option Holder, and such Option Holder shall receive, with respect to each Option Share subject to this Option, an amount of cash equal to the excess of the fair market value of such Option Share immediately prior to the occurrence of such transaction over the Exercise Price per share of this Option. The provisions contained in the preceding sentence shall be inapplicable if this Option was granted within six (6) months before the occurrence of a transaction described above if the Option Holder is a director or officer of Ultrafem or a beneficial owner of the capital stock of Ultrafem who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month. Alternatively, the Board or the Committee may determine, in its discretion, that this Option shall immediately become exercisable upon a Change in Control.

Without limiting the application or incorporation by reference of any other provision of the Plan into this Certificate, the provisions of Section 13 of the Plan, entitled "Termination of Employment," are hereby incorporated by reference. In the event that the Option Holder, in accordance with the provisions of Section 13 of the Plan, would have been able to exercise this Option for a certain period after the termination of the Option Holder's employment with Ultrafem, but, on the date of such termination, he is subject to a lock-up agreement which prohibits any sale of shares of Common Stock held by him, the vested portion of the Option shall be exercisable for a period of ninety (90) days after expiration of such lock-up agreement.

          Option Holder represents and agrees by signing this Certificate representing the Option Shares that if he exercises this Option in whole or in part, he will acquire the Option Shares upon such exercise for the purpose of investment and not with a view to the resale or distribution of such Option Shares, except as permitted by applicable securities laws, and that upon each exercise of the Option he will furnish to Ultrafem, as provided above, a written statement to such effect. The Option Holder will agree that Ultrafem may place on each certificate representing the Option Shares an appropriate legend or legends required by applicable federal and state securities laws.

          The Option Holder shall have no rights as a stockholder with respect to the Option Shares until the date of the issuance of a stock certificate or stock certificates evidencing the Option Shares to the Option Holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

          Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if Ultrafem shall, at any time and in its sole discretion, determine that (i) the listing, registration or qualification of any shares otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such withholding, listing, registration, qualification or approval shall have been affected or obtained free of any conditions not acceptable to Ultrafem in its sole discretion, notwithstanding any termination of any Option or any portion of any Option during the period when exercisability has been suspended.

          This Certificate shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns, heirs and personal representatives. This Certificate shall be construed in accordance with the laws of the State of New York. In the event any action, suit or other proceedings instituted to interpret or enforce the terms of this Certificate, the prevailing party shall be entitled to recover all costs, including reasonable attorneys' fees.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused this Agreement to be executed and delivered by their authorized representative as of the date above written.

                              ULTRAFEM, INC.
                              a Delaware corporation


                              By:
                                 --------------------------------------------
                                   Name:  John Andersen
                                   Title: Chief Executive Officer




                               ----------------------------------------------
                                   GARY NORDMANN

                                    EXHIBIT I

                               NOTICE OF EXERCISE
                 (to be signed only upon exercise of the Option)



TO:  Ultrafem, Inc.

     The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, ____________ shares of the Common Stock of Ultrafem, Inc. and herewith makes payment of $________ therefor or surrenders the enclosed certificates of Common Stock duly endorsed for transfer to Ultrafem, Inc.



Dated:
      -------------


                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)


                                        ---------------------------------------
                                        Address

                                        ---------------------------------------

                                   EXHIBIT II



TO:  Ultrafem, Inc.
     500 Fifth Avenue Suite 3620
     New York, NY 10110

Ladies and Gentlemen:

     The undersigned understands that the shares of Common Stock ("Shares") of Ultrafem, Inc., a Delaware corporation (the,"Company") that he has today purchased, have not been registered under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned agrees not to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any or all of the Shares otherwise than in accordance with the terms and provisions of that certain Option Certificate and Agreement dated ______________________, 19__ between the undersigned and Ultrafem, the provisions of-which-are incorporated by reference herein. The undersigned agrees that Ultrafem may issue stock transfer instructions to its transfer agent with respect to the Shares to the effect that there are restrictions on transfer as described above.

     The undersigned understands that there is no market for the Shares and there may never be a market for the Shares, and that even if a market develops for the Shares, as a result of the foregoing restrictions on transfer and the undersigned's representations and warranties hereunder and under aforementioned Option Certificate and Agreement, the undersigned may never be able to sell or dispose of the Shares and may thus have to bear the risk of his or her investment in the Shares for a substantial period of time, or forever.

     The undersigned further agrees to indemnify and hold Ultrafem harmless at all times from and against any and all claims, actions, demands, liabilities, losses, damages, costs and expenses incurred by Ultrafem as a result of the sale, transfer, assignment, pledge, hypothecation or other disposition by the undersigned of any or all of the Shares in violation of this letter, the aforementioned Option Certificate and Agreement, the Securities Act, or any other applicable law.

                                        Very truly yours,


                                        -------------------------------------